UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 14, 2006

                        AUSTRALIAN OIL & GAS CORPORATION
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      000-26721                 84-1379164
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)

2480 North Tolemac Way, Prescott, Arizona                        86305
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(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (928) 778 1450
                                                           --------------

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events
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Grant of New Exploration Permits - NT/P71 and NT/P72
----------------------------------------------------

Australian Oil & Gas Corporation (AOGC) is please to advise that on August 11, 2006, our wholly owned subsidiary Nations Natural Gas Pty Ltd (Nations) was informed by the Designated Authority of the grant of petroleum exploration permits NT/P71 and NT/P72 for an initial 6-year term, effective from August 8, 2006. Nations holds a 30% interest in the permits. The new permits are held by the National Gas Consortium, which holds the contiguous NT/P62, NT/P63 and NT/P64 permits.

The new Permits are located in the Australian sector of the Timor Sea, offshore from the Northern Territory, and cover a total area of approximately 17,380km(2) (4,294,772 acres) . The National Gas Consortium now holds approximately 32,255km(2) (7,970,533 acres) including the new permits and the four permits already held, namely, NT/P62, NT/P63, NT/P64 and NT/P65. The Timor Sea covers a huge area underlain by sedimentary basins with potential for new hydrocarbon discoveries. The region has a long history of discovery and has now become the focus for domestic and international petroleum exploration and development activities. There have been numerous oil and wet gas discoveries to the north west of the permits, including the Laminaria, Corallina and Bayu-Undan fields, and the giant gas fields of Greater Sunrise, Evans Shoal, Caldita and Lyndoch are to the north east of the permits.

The Timor Sea is a major emerging oil and gas province, with a developing emphasis in gas processing for the export market. Discoveries made over the past few years are expected to lead to the area providing substantial production and revenue, through value-added gas projects covering a wide spectrum of gas to liquids processes and technologies.

In the first three year term of the Permits, the National Gas Consortium has committed to shoot 400 km of new 2D seismic in NT/P71 and 250km in NT/P72.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AUSTRALIAN OIL & GAS CORPORATION


Date: August 14, 2006                   By: /s/ E. Geoffrey Albers
                                            ----------------------
                                             E. Geoffrey Albers
                                             President